Exhibit 10.1
Execution Copy
AMENDMENT NO. 2
AMENDMENT NO. 2 (this “Amendment No. 2”) dated as of January 11, 2008 between WESTWOOD ONE, INC. (the “Borrower”), the “Subsidiary Guarantors” referred to on the signature pages hereto, the Lenders executing this Amendment No. 2 on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to below.
Westwood One, Inc., the “Subsidiary Guarantors” party thereto, the Lenders party thereto (including the Lenders executing this Amendment No. 2 on the signature pages hereto), and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of March 3, 2004 (as amended by Amendment No. 1 thereto, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower in an aggregate principal or face amount not exceeding $300,000,000.
The Borrower, the Subsidiary Guarantors and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:
Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.
Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, the Credit Agreement shall be amended as follows:
2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. References in the Credit Agreement to “JPMorgan Chase Bank” shall be deemed to be references to “JPMorgan Chase Bank, N.A.”.
2.02. Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:
(a) Amended and New Definitions. The following definitions shall be (i) amended to read in their entirety as follows (to the extent already included in said Section 1.01) or (ii) added in the appropriate alphabetical location (to the extent not already included in said Section 1.01):
“Amendment No. 2 Initial Effective Date” means the “Amendment No. 2 Initial Effective Date” as defined in Section 4 of Amendment No. 2 hereto.
“Applicable Margin” means (i) with respect to any Eurodollar Loan, 1.75%, and (ii) with respect to any Base Rate Loan, 0.75%.
“Collateral” has the meaning specified in the Shared Security Agreement and shall include any other collateral granted pursuant to any of the other Security Documents.
“Collateral Trustee” means the Person acting as collateral trustee for the Lenders and the 2002 Noteholders under the Shared Security Agreement and the Intercreditor and Collateral Trust Agreement.

“Equity Issuance” means (a) any issuance or sale by the Borrower or any of its Subsidiaries of (i) any of its Capital Stock, (ii) any warrants or options exercisable in respect of its Capital Stock (other than any warrants, equity compensation or options issued pursuant to employee benefit plans established in the ordinary course of business and any Capital Stock of the Borrower issued upon the exercise of such warrants, equity compensation or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Borrower or any of its Subsidiaries or (b) the receipt by the Borrower or any of its Subsidiaries of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution).
“Intercreditor and Collateral Trust Agreement” means that certain Intercreditor and Collateral Trust Agreement between the Obligors, the Administrative Agent and the Collateral Trustee.
“Loan Documents” means, collectively, this Agreement, the Notes and the Security Documents.
“Secured Parties” has the meaning specified in the Intercreditor and Collateral Trust Agreement.1
“Security Documents” means, collectively, the Shared Security Agreement, the Intercreditor and Collateral Trust Agreement and any other collateral agreement or account control agreement delivered in connection with the Loan Documents.
“Shared Security Agreement” means that certain Shared Security Agreement between the Obligors, the Administrative Agent and the Collateral Trustee.
“2002 Noteholders” means the holders of the 2002 Notes.
(b) Deleted Definitions. The following definitions shall be deleted:
(i) “Interest Accrual Period”; and
(ii) upon satisfaction of the conditions precedent set forth in Section 4(b) hereof, “Infinity”, “INI”, “Management Agreement” and “Management Fees”.
(c) Definition of “Guarantee Assumption Agreement”. The definition of “Guarantee Assumption Agreement” shall be amended to read in its entirety as follows and placed in appropriate alphabetical order:
“Assumption Agreement” means an Assumption Agreement substantially in the form of Exhibit B by an entity that, pursuant to Section 6.08, is required to become a “Subsidiary Guarantor” under this Agreement, an obligor under the Shared Security Agreement and an obligor under the Intercreditor and Collateral Trust Agreement.
(d) Definition of “ Unrestricted Subsidiary”. The definition of “Unrestricted Subsidiary” is hereby amended by deleting the phrase “except as permitted by Section 7.08(g),” from the beginning of clauses (b) and (c) thereof.

[1]	The “Secured Parties” will be the Administrative Agent, the Lenders and the holders of the 2002 Notes.
Amendment No. 2

2.03. Termination and Reduction of the Commitments. Section 2.06(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
“(a) Scheduled Termination and Reductions. Unless previously terminated, (i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, and (ii) the Revolving Credit Commitments shall terminate on the Revolving Credit Commitment Termination Date. In addition, the Revolving Credit Commitments shall be automatically ratably reduced to (x) $150,000,000 upon the effectiveness of Amendment No. 1 hereto, (y) $125,000,000 effective September 28, 2007 and (z) $75,000,000 effective on the Amendment No. 2 Initial Effective Date. Concurrently with any such reduction in Revolving Credit Commitments, the Borrower shall prepay Revolving Credit Loans in accordance with Section 2.08 to the extent necessary so that, after giving effect to such reduction, the total Revolving Credit Exposures do not exceed the total Revolving Credit Commitments.”
2.04. Mandatory Prepayments. Section 2.08(b) of the Credit Agreement is hereby amended by (i) replacing the language “clause (iii) of this paragraph” at the end of clauses (i) and (ii) thereof with “clause (iv) of this paragraph”, (ii) replacing the language “from any insurance on the property of the Borrower or its Restricted Subsidiaries” in clause (ii) thereof with “in respect of any Casualty Event”, (iii) replacing the “(iii)” at the beginning of clause (iii) thereof with “(iv)” and (iv) adding the following new clause (iii) after clause (ii) thereof:
“(iii) Equity Issuance. If the Borrower or any of its Restricted Subsidiaries shall receive any net cash proceeds from any Equity Issuance, then the Borrower shall apply 20% of such net cash proceeds to the prepayment of the Loans and to the permanent reduction of the Revolving Credit Commitments in the manner and to the extent specified in clause (iv) of this paragraph.”
2.05. Certain Documents. Upon satisfaction of the conditions precedent set forth in Section 4(b) hereof, Section 4.17 of the Credit Agreement is hereby amended by deleting the language “the Management Agreement,” contained therein.
2.06. Perfected Liens. The following section shall be added after Section 4.17 of the Credit Agreement:
“SECTION 4.18. Perfected Liens
.	The security interests granted under the Security Documents (i) constitute valid perfected security interests in all of the Collateral in favor of the Collateral Trustee, for the ratable benefit of the Secured Parties, as collateral security for the “Secured Obligations” (as defined in the Intercreditor and Collateral Trust Agreement)[2], enforceable in accordance with the terms of this Agreement and the Security Documents against all creditors of such Obligor and any Persons purporting to purchase any Collateral from such Obligor and (ii) are prior and superior to all other Liens on the Collateral except for Liens permitted pursuant to Section 7.03 which have priority over the Liens on the Collateral by operation of law.”
2.07. Notices. Section 6.01 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (f) thereof, (ii) replacing the “.” at the end of clause (g) thereof with “; and” and (iii) adding the following new clause (h) at the end thereof:

[2]	The “Secured Obligations” will be the collective obligations under the Credit Documents and the documents in respect of the 2002 Notes.
Amendment No. 2

“(h) (I) promptly after the same shall have occurred, notice from a Responsible Officer of the Borrower that the shareholders of the Borrower shall have approved, as described in the Borrower’s Proxy Statement dated December 21, 2007, the Master Agreement (the “Master Agreement”) dated October 2, 2007 between the Borrower and CBS Radio Inc. (“CBS”) and the other agreements with CBS in substantially the same form and substance as attached as exhibits to the Master Agreement, and (II) promptly after the same shall have occurred (or simultaneously therewith), notice from a Responsible Officer of the Borrower that the Management Agreement shall have been terminated and that the “Closing” (as defined in the Master Agreement) shall have occurred.”
2.08. Certain Obligations with respect to Subsidiaries. Section 6.08 of the Credit Agreement is hereby amended to read in its entirety as follows:
“SECTION 6.08. Certain Obligations with respect to Subsidiaries. Take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement and the other Loan Documents. In the event that the Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary that shall constitute a Restricted Subsidiary under this Agreement, the Borrower and its Subsidiaries will cause such new Restricted Subsidiary to:
(i) execute and deliver to the Administrative Agent and the Collateral Trustee an Assumption Agreement, and
(ii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents (a) as is consistent with those delivered by each Obligor pursuant to Section 5.01 on the Effective Date or pursuant to the conditions precedent set forth in Amendment No. 2 hereto or (b) as the Administrative Agent shall reasonably request.”
2.09. Further Assurances. The following section shall be added immediately after Section 6.08 of the Credit Agreement:
“SECTION 6.09. Further Assurances.
(a) Maintenance of Security Interests. Maintain with respect to the Collateral owned or held by it the security interests created by the Security Documents as perfected security interests having at least the priorities described therein and in this Agreement and defend such security interests against the claims and demands of all Persons whomsoever. Without limiting the generality of the foregoing, except as otherwise permitted under the Security Documents or under this Agreement, no Obligor shall (i) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Collateral Trustee is not named as the sole secured party for the benefit of the Secured Parties, or (ii) cause or permit any Person other than the Collateral Trustee to have “control” (within the meaning of Sections 9-104, 9-105, 9-106 or 9-107 of the New York Uniform Commercial Code) over any part of the Collateral.
(b) Further Identification of Collateral. Furnish to the Administrative Agent and the Collateral Trustee from time to time statements and schedules identifying and describing its property and such other reports in connection with the Collateral as the Administrative Agent or the Collateral Trustee may reasonably request, all in reasonable detail, provided that, so long as no Event of Default shall have occurred and be continuing, only two such requests shall be permitted in any calendar year.
Amendment No. 2

(c) Execution of Further Documents, Etc. Except as otherwise expressly permitted in this Agreement or the Security Documents, at any time and from time to time, and at its sole expense, promptly and duly execute and deliver, and have recorded, such instruments and documents and take such further actions as shall be necessary or as shall be reasonably requested by the Administrative Agent or the Collateral Trustee to obtain or preserve the full benefits of the Security Documents and the rights and powers therein granted, including the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created under the Security Documents with respect to the Collateral owned or held by it.
(d) Real Property. If it shall acquire any real property interest, including improvements, having a fair market value (as reasonably determined by the Borrower in good faith) of $2,500,000 or more (or shall make improvements upon any existing real property interest resulting in the fair market value (as reasonably determined by the Borrower in good faith) of such interest together with such improvements being equal to $2,500,000 or more), then (subject, in the case of any such interest that is a leasehold interest, to the delivery by the relevant landlord(s) of any required landlord consent) it will execute and deliver in favor of the Collateral Trustee a mortgage, deed of trust or deed to secure debt (as appropriate for the jurisdiction in which such respective real property is situated) pursuant to which it will create a Lien upon such real property interest (and improvements) in favor of the Collateral Trustee for the benefit of the Secured Parties as collateral security for the “Secured Obligations” (as defined in the Intercreditor and Collateral Trust Agreement), and will deliver (or, or in case of landlords’ consents, will use its best efforts to cause the relevant landlord(s) to deliver) such opinions of counsel, landlords’ consents, surveys and title insurance policies as the Administrative Agent or the Collateral Trustee shall reasonably request in connection therewith.”
2.10. Total Debt Ratio. Section 7.01(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
“(a) Maintenance of Total Debt Ratio. Permit the Total Debt Ratio at any time to be greater than 4.00 to 1.”
2.11. Limitation on Liens. Section 7.03 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (i) thereof, (ii) replacing the “.” at the end of clause (j) thereof with “; and” and (iii) adding the following new clause (k) at the end thereof:
“(k) Liens created pursuant to the Security Documents.”
2.12. Limitation on Guarantee Obligations. Section 7.04 of the Credit Agreement is hereby amended by (i) inserting “and” at the end of clause (c) thereof, (ii) replacing the “; and” at the end of clause (d) thereof with “.” and (iii) deleting clause (e)3 thereof.
2.13. Limitation on Restricted Payments. Section 7.07 of the Credit Agreement is hereby amended:

[3]	Note: Clause (e) formerly provided for an additional Guarantee Obligations basket of $10M.
Amendment No. 2

(a) by (i) replacing clause (b)4 thereof with the following new clause (b): “(b) [Intentionally deleted]” and (ii) replacing clause (d)5 thereof with the following new clause (d): “(d) [Intentionally deleted]”; and
(b) upon satisfaction of the conditions precedent set forth in Section 4(b) hereof, by (i) replacing the language “(including, without limitation, Management Fees, but excluding all expenses payable to Infinity, in its capacity as “Manager”, under Section 1.6 of the Management Agreement) to Infinity or any other” contained in the first paragraph thereof with “to any” and (ii) replacing clause
(c)6 thereof with the following new paragraph (c): “(c) [Intentionally deleted]”.
2.14. Limitation on Investments, Loans and Advances. Section 7.08 of the Credit Agreement is hereby amended by (i) deleting clauses (c)7, (d)8 and (g)9 thereof, (ii) inserting “and” at the end of clause (e) thereof, (iii) replacing the “; and” at the end of clause (f) thereof with “.”, (iv) replacing the “(e)” at the beginning of clause (e) thereof with “(c)” and (v) replacing the “(f)” at the beginning of clause (f) thereof with “(d)”.
2.15. Limitation on Modifications of the Management Agreement. Upon satisfaction of the conditions precedent set forth in Section 4(b) hereof, Section 7.09 of the Credit Agreement is hereby amended to read in its entirety as follows:
“SECTION 7.09. [Intentionally deleted.]”
2.16. Limitation on Formation of Unrestricted Subsidiaries. The following section shall be added immediately after Section 7.16 of the Credit Agreement:
“SECTION 7.17. Limitation on Formation of Unrestricted Subsidiaries. Notwithstanding anything in this Agreement to the contrary, form or acquire any Unrestricted Subsidiary on or after the Amendment No. 2 Initial Effective Date.”
2.17. Events of Default. Article VIII of the Credit Agreement is hereby amended:
(a) by (i) inserting “Section 6.08, Section 6.09 or” before “Article 7” in paragraph (c) thereof, (ii) inserting “or” at the end of clause (m) thereof and (iii) adding the following new paragraph (n) after clause (m) thereof:
“(n) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required therein or in this Agreement) in favor of the Collateral Trustee, free and clear of all other Liens (other than Liens permitted under Section 7.03 or under the Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor;”; and
(b) upon satisfaction of the conditions precedent set forth in Section 4(b) hereof, by (i) replacing paragraph (j) thereof with the following new paragraph (j): “(j) [Intentionally deleted.]”10 and (ii) deleting the words “, other than INI or any of its Subsidiaries” from paragraph (k) thereof.

[4]	Note: Clause (b) formerly provided for cashing out fractional shares of Capital Stock following a stock dividend.

[5]	Note: Clause (d) formerly provided for an additional Restricted Payments basket of $36M.

[6]	Note: Clause (c) formerly provided for payment of Management Fees.

[7]	Note: Clause (c) formerly provided for purchases of Capital Stock of commercial radio businesses.

[8]	Note: Clause (d) formerly provided for loans to officers and employees of Borrower.

[9]	Note: Clause (g) formerly provided for Investments in Unrestricted Subsidiaries.
Amendment No. 2

2.18. The Administrative Agent. The last paragraph of Article IX of the Credit Agreement is hereby amended to read in its entirety as follows:
“Except as otherwise provided in Section 10.02(b) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) (i) release all or substantially all of the collateral or otherwise terminate all or substantially all of the Liens under any Security Document providing for collateral security, (ii) agree to additional obligations being secured by all or substantially all of such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Security Document, in which event the Administrative Agent may consent to such junior Lien provided that it obtains the consent of the Required Lenders thereto), or (iii) alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents with respect to all or substantially all of such collateral, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property that is the subject of either a disposition of property permitted under this Agreement or a disposition to which the Required Lenders have consented. The Lenders authorize the Administrative Agent to enter into the Shared Security Agreement and the Intercreditor and Collateral Trust Agreement on their behalf.”
2.19. Notices. Clauses (a) and (b) of Section 10.01 of the Credit Agreement are hereby amended to read in their entirety as follows:
“(a) if to the Borrower or any Subsidiary Guarantor, to it at 40 West 57th Street, 15th Floor, New York, New York 10019, Attention of Gary Yusko (Telecopy No. (212) 445-0356; Telephone No. (212) 373-5311), with a copy Attention of David Hillman, Esq. (Telecopy No. (212) 641-2198; Telephone No. (212) 641-2075), with an additional copy to Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020 (Telecopy No. (973) 422-6809; Telephone No. (212) 262-6700), Attention of Lowell A. Citron, Esq.;
(b) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of Rebecca Scott (Telecopy No. (713) 750-2938; Telephone No. (713) 750-7920), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, 4th Floor, New York, New York 10017, Attention of Ann B. Kerns (Telecopy No. (212) 270-5127; Telephone No. (212) 270-8916); and”
2.20. Table of Contents. The Table of Contents of the Credit Agreement is hereby amended by replacing the language “EXHIBIT B — Form of Guarantee Assumption Agreement” contained therein with “EXHIBIT B — Form of Assumption Agreement.”
2.21. Exhibits. Exhibit B of the Credit Agreement is hereby amended in its entirety to read as set forth in Annex 1 attached hereto.

[10]	Note: Clause (j) formerly contained an Event of Default relating to the Management Agreement.
Amendment No. 2

Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement (after giving effect to the amendments contemplated herein to be effective on the Amendment No. 2 Initial Effective Date) and in each of the other Loan Documents are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 2, and (b) no Default or Event of Default has occurred and is continuing.
Section 4. Conditions Precedent.
(a) General. The amendments set forth in Section 2 hereof (except the amendments set forth in Sections 2.02(b)(ii), 2.05, 2.13(b), 2.15 and 2.17(b)) shall become effective as of the date (the “Amendment No. 2 Initial Effective Date”) upon which the following conditions shall have been satisfied:
(i) Execution. The Administrative Agent shall have received counterparts of this Amendment No. 2 executed by the Borrower, the Subsidiary Guarantors and the Lenders party to the Credit Agreement constituting the Required Lenders.
(ii) Amendment Fee. The Administrative Agent shall have received for the account of each Lender that, not later than 5:00 p.m. New York City time on January 11, 2008 (the “Final Consent Time”), shall have executed a counterpart of this Amendment No. 2 and delivered the same to the Administrative Agent, an amendment fee in an amount equal to 0.125% of the sum of such Lender’s (x) Revolving Credit Commitment (determined at the Final Consent Time as if the Amendment No. 2 Initial Effective Date shall have occurred at the Final Consent Time) and (y) outstanding Term Loans at the Final Consent Time.
(iii) Shared Security Agreement, Intercreditor and Collateral Trust Agreement and Collateral. The Administrative Agent shall have received the Shared Security Agreement, duly executed and delivered by the Obligors and the Collateral Trustee, and the Intercreditor and Collateral Trust Agreement, duly executed and delivered by the Obligors, the Administrative Agent and the Collateral Trustee. In addition, (a) the Obligors shall have taken such other action (including delivering to the Collateral Trustee the stock certificates identified in the Shared Security Agreement, accompanied by undated stock powers executed in blank) as the Administrative Agent or the Collateral Trustee shall have requested in order to perfect the security interest created pursuant to the Shared Security Agreement and (b) appropriate Uniform Commercial Code financing statements with respect to the Security Documents shall have been filed.
(iv) Evidence of Insurance. The Administrative Agent shall have received a certificate from the Borrower’s insurance broker evidencing that all insurance required to be maintained pursuant to Section 6.04 of the Credit Agreement is in full force and effect, together with endorsements naming the Collateral Trustee as additional insured and loss payee thereunder, as applicable.
(v) Real Property. The Borrower shall have executed and delivered in favor of the Collateral Trustee a mortgage, deed of trust or deed to secure debt (as appropriate) for the properties described in Annex 2 attached hereto and such opinions of counsel, surveys and title insurance policies as the Collateral Trustee or the Administrative Agent shall have reasonably requested in connection therewith.
Amendment No. 2

(vi) Account Control Agreements. The Administrative Agent shall have received bank account control agreements in form and substance satisfactory to it with respect to each of the bank accounts described in Annex 3 attached hereto pursuant to which the Collateral Trustee shall have “control” (within the meaning of Sections 9-104 or 9-106 of the New York Uniform Commercial Code, as applicable) of each such bank account.
(vii) Intellectual Property Filings. The Administrative Agent shall have received satisfactory evidence that appropriate intellectual property filings have been filed in the United States Patent and Trademark Office or in the United States Copyright Office, in each case as the Administrative Agent shall have reasonably requested.
(viii) Uniform Commercial Code Searches. The Administrative Agent shall have received (x) the results of a recent search, by a Person satisfactory to Administrative Agent, of all effective Uniform Commercial Code financing statements (or equivalent filings) made with respect to any Property of any Obligor, together with copies of all such filings disclosed by such search, and (y) Uniform Commercial Code termination statements (or similar documents) duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective Uniform Commercial Code financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Liens permitted by the Loan Documents).
(ix) Opinion of Counsel to Obligors. The Administrative Agent shall have received favorable opinions of counsel from the Obligors’ in-house attorney and Lowenstein Sandler PC in form and substance reasonably satisfactory to the Administrative Agent and covering such matters (including as to the perfection of the security interest created pursuant to the Shared Security Agreement, the enforceability of the Loan Documents, the valid organization, good standing and due authorization of the Obligors, and the lack of any conflicts of the Obligors (including with respect to any material agreements)) as the Administrative Agent shall reasonably request.
(x) Expenses. The Borrower shall have paid in full the costs, expenses and fees as set forth in Section 10.03(a) of the Credit Agreement (including reasonable fees and expenses of legal counsel).
(b) Relating to the Management Agreement. In addition to the foregoing conditions precedent, the amendments set forth in Sections 2.02(b)(ii), 2.05, 2.13(b), 2.15 and 2.17(b) hereof shall become effective when each of the conditions precedent set forth in clause (a) above are satisfied and the Borrower shall have delivered to the Administrative Agent the two notices contemplated by Section 6.01(h) of the Credit Agreement (as amended hereby).
Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

WESTWOOD ONE, INC.

By	/s/ Gary J. Yusko

Title: Chief Financial Officer

SUBSIDIARY GUARANTORS

METRO NETWORKS COMMUNICATIONS, INC.

By	/s/ Gary J. Yusko

Title: Chief Financial Officer

METRO NETWORKS COMMUNICATIONS, LIMITED PARTNERSHIP
By: METRO NETWORKS COMMUNICATIONS, INC., as General Partner

By	/s/ Gary J. Yusko

Title: Chief Financial Officer

METRO NETWORKS, INC.

By	/s/ Gary J. Yusko

Title: Chief Financial Officer

METRO NETWORKS SERVICES, INC.

By	/s/ Gary J. Yusko

Title: Chief Financial Officer
Amendment No. 2

SMARTROUTE SYSTEMS, INC.

By	/s/ Gary J. Yusko

Title: Chief Financial Officer

WESTWOOD NATIONAL RADIO CORPORATION

By	/s/ Gary J. Yusko

Title: Chief Financial Officer

WESTWOOD ONE PROPERTIES, INC.

By	/s/ Gary J. Yusko

Title: Secretary

WESTWOOD ONE RADIO, INC.

By	/s/ Gary J. Yusko

Title: Chief Financial Officer

WESTWOOD ONE RADIO NETWORKS, INC.

By	/s/ Gary J. Yusko

Title: Chief Financial Officer

WESTWOOD ONE STATIONS — NYC, INC.

By	/s/ Gary J. Yusko

Title: Chief Financial Officer
Amendment No. 2

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By	/s/ Ann B. Kerns

Title: Vice President
Amendment No. 2

LENDERS

JPMORGAN CHASE BANK, N.A.

By	/s/ Ann B. Kerns

Title: Vice President

BANK OF AMERICA, N.A.

By	/s/ John Kushnerick

Title: Vice President

BANK OF TOKYO — MITSUBISHI UFJ TRUST COMPANY
(formerly known as Bank of Tokyo — Mitsubishi Trust Company)

By	/s/ Jose B. Carlos

Title: Vice President

BMO CAPITAL MKTS FINANCING, INC.

By	/s/ Naghmeh Hashemifard

Title: Director

NATIONAL AUSTRALIA BANK LTD.

By	/s/ Eduardo Salazar

Title: Mg. Director

FIRST COMMERCIAL BANK NEW YORK AGENCY

By	/s/ Jason Lee

Title: Deputy General Manager

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Leo E. Pagarigan

Title: General Manager
Amendment No. 2

SUNTRUST BANK

By	/s/ Jill White

Title: Vice President

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By	/s/ Benjamin Lin

Title: EVP & General Manager

MIZUHO CORPORATE BANK, LTD.

By	/s/ Raymond Ventura

Title: Deputy General Manager

THE BANK OF NEW YORK

By	/s/ Thomas J. Tarasovich, Jr.

Title: Vice President

THE NORINCHUKIN BANK

By	/s/ Noritsugu Sato

Title: General Manager

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Erik Allen

Title: Vice President
Amendment No. 2

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH (surviving entity and successor by merger of The International Commercial Bank of China Co., Ltd. and Chiao Tung Bank Co., Ltd.)

By	/s/ Tsang-Pei Hsu

Title: VP & DGM

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY

By	/s/ Li-Fang Yang

Title: Assistant Vice President

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH

By	/s/ Shelley He

Title: Deputy General Manager
Amendment No. 2

ANNEX 1
EXHIBIT B
ASSUMPTION AGREEMENT
ASSUMPTION AGREEMENT dated as of  _____  ,  _____  by [NAME OF NEW SUBSIDIARY], a  _____  corporation (the “Additional Obligor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and [  _____  ], as collateral trustee under the Shared Security Agreement and the Intercreditor and Collateral Trust Agreement referred to below (in such capacity, together with its successors in such capacity, the “Collateral Trustee”).
Westwood One, Inc., the “Subsidiary Guarantors” and “Lenders” party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of March 3, 2004 (as modified and supplemented and in effect from time to time, the “Credit Agreement”). In connection with the Credit Agreement, the Obligors referred to therein, the Administrative Agent and the Collateral Trustee are parties to that certain Shared Security Agreement (as modified and supplemented and in effect from time to time, the “Shared Security Agreement”) and that certain Intercreditor and Collateral Trust Agreement (as modified and supplemented and in effect from time to time, the “Intercreditor and Collateral Trust Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Shared Security Agreement.
Pursuant to Section 6.08 of the Credit Agreement, the Additional Obligor hereby agrees to become a “Subsidiary Guarantor” for all purposes of the Credit Agreement, an “Obligor” for all purposes of the Shared Security Agreement and an “Obligor” for all purposes of the Intercreditor and Collateral Trust Agreement (and hereby supplements each of the Annexes to the Shared Security Agreement in the manner specified in Appendix A hereto). Without limiting the foregoing, the Additional Obligor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 3.01 of the Credit Agreement) in the same manner and to the same extent as is provided in Article III of the Credit Agreement. In addition, the Additional Obligor hereby makes the representations and warranties set forth in Sections 4.03, 4.04 and 4.05 of the Credit Agreement with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Loan Documents included reference to this Agreement.
In furtherance of the foregoing, the Additional Obligor, as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of its Secured Obligations, whether now existing or hereafter from time to time arising, does hereby mortgage, charge, assign and pledge to the Collateral Trustee, for the benefit of the Secured Parties, and does hereby grant to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in the Additional Obligor’s right, title and interest in, to and under the Collateral of the Additional Obligor, whether now owned by the Additional Obligor or hereafter acquired and whether now existing or hereafter coming into existence. The Additional Obligor authorizes the Collateral Trustee to include in any financing statement filed in connection with the Shared Security Agreement a description describing the collateral as “all assets”.
Amendment No. 2

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.
Amendment No. 2

IN WITNESS WHEREOF, the Additional Obligor has caused this Assumption Agreement to be duly executed and delivered as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By

Title:
Accepted and agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By

Title:

[_____], as Collateral Trustee

By

Title:
Amendment No. 2

Appendix A
SUPPLEMENTS TO ANNEXES
TO THE SHARED SECURITY AGREEMENT
[To be completed as necessary]
Amendment No. 2

ANNEX 2
MORTGAGED PROPERTY
1. 8960 Washington Blvd., Culver City, California 90232
2. 8966 Washington Blvd., Culver City, California 90232
3. 8944 Lindblade Street, Culver City, California 90232
4. 3960 Higuera Street, Culver City, California 90232
5. 3962 Higuera Street, Culver City, California 90232
6. 3966 Higuera Street, Culver City, California 90232
Amendment No. 2

ANNEX 3
BANK ACCOUNTS
[intentionally omitted]
Amendment No. 2